                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        QUEST EDUCATION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          QUEST EDUCATION CORPORATION
                          1400 HEMBREE ROAD, SUITE 100
                             ROSWELL, GEORGIA 30076

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                         ON TUESDAY, SEPTEMBER 28, 1999

       The annual meeting of shareholders of Quest Education Corporation will be held on Tuesday, September 28, 1999, at the Holiday Inn, Great Oaks Ballroom, 1075 Holcomb Bridge Road, Roswell, Georgia 30076 at 1:00 p.m., local time. At the meeting, shareholders will be asked to

       -   elect five directors;

       - ratify the selection by the board of directors of Ernst & Young LLP as Quest's independent auditors for the fiscal year ending March 31, 2000; and

       - transact such other business properly brought before the shareholders at the meeting.

       This proxy statement, together with the accompanying notice and enclosed proxy card, will be sent to the shareholders on or about September 2, 1999.

       Shareholders of record at the close of business on August 27, 1999 will be entitled to notice of and to vote at the annual meeting or any adjournment of the meeting. Each share of common stock is entitled to one vote. The proxy card provided with this proxy statement indicates the number of shares of Quest's common stock that you own and are entitled to vote.

       All shareholders are cordially invited to attend the annual meeting.

                                         By Order of the Board of Directors,

                                         Gary D. Kerber
                                         President and Chief Executive Officer

Roswell, Georgia
August 31, 1999

       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                    CONTENTS

                                                              PAGE
                                                              ----
General Information About Voting............................    1
Proposal No. 1: Election of Directors.......................    5
Proposal No. 2: Ratification of Appointment of Independent
  Auditors..................................................   20

                          QUEST EDUCATION CORPORATION
                          1400 HEMBREE ROAD, SUITE 100
                             ROSWELL, GEORGIA 30076
                            TELEPHONE: 770-510-2000

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                             DATED: AUGUST 31, 1999

      This proxy statement has been prepared and is furnished by the board of directors of Quest Education Corporation for the annual meeting of shareholders to be held on September 28, 1999, and at any adjournment of the meeting, for the purposes indicated in the accompanying Notice of Meeting.

      This proxy statement and the accompanying form of proxy will be mailed to shareholders on or about September 2, 1999. Quest's annual report, including audited consolidated financial statements for the fiscal year ended March 31, 1999, will be mailed or delivered with this proxy statement. The annual report is not to be regarded as proxy soliciting material.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

       You can vote your shares of common stock if our records show that you owned the shares at the close of business on August 27, 1999. A total of 8,236,072 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

HOW DO I VOTE BY PROXY?

       Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR each of the five director nominees, FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors of the company for the fiscal year ending March 31, 2000, and FOR any other proposals to be considered at the meetings.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

       The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly present at the meeting, the proxyholders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

       Yes. At any time before the vote on a proposal, you can change your vote either by giving the company's secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

       Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

       If your shares are held in the name of your broker or other nominee, that party should give you instructions for voting your shares.

HOW ARE VOTES COUNTED?

       We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, you shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

WHO WILL COUNT THE VOTES?

       First Union National Bank of North Carolina, N.A., Quest's transfer agent, will tabulate the returned proxy votes by mail and the independent inspector of the election will tabulate the votes at the meeting. The elections inspector will treat shares represented by properly signed and returned proxies that reflect abstentions from voting as shares that are present and entitled to vote for purposes of determining the presence of a quorum on all matters. A majority of the outstanding shares will constitute a quorum at the meeting.

       The election inspector will treat shares referred to as "broker non-votes" (i.e. shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not affect the outcome of the director elections.

       If your shares are held in the name of a nominee, and you do not tell the nominee by September 18, 1999 how to vote your shares (so-called "broker non-votes"), the nominee can vote them as it sees fit only on matters that are deemed to be routine, and not on any other proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular mater, those shares will not be considered as present and entitled to vote with respect to that matter.

WHO PAYS FOR THIS PROXY SOLICITATION?

       We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We have retained Corporate Investor Communications, Inc. to assist us in soliciting your proxy for a fee plus reasonable out-of-pocket expenses.

      None of the actions to be voted upon at the 1999 annual meeting shall create dissenters' rights under the Delaware General Corporation Law.

      You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

          PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

      The table below shows, as of June 30, 1999, the number of shares of common stock beneficially owned by:

      - each person who we know beneficially owns more than 5% of the common stock,

      -   each director,

      -   each executive officer included in the Summary Compensation Table, and

      -   all executive officers and directors as a group.

                                                               NUMBER OF
                                                                 SHARES        PERCENT OF
                                                              BENEFICIALLY       SHARES
NAME AND ADDRESS                                                OWNED(1)     OUTSTANDING(2)
----------------                                              ------------   --------------
Sprout Capital V(3).........................................    920,005           11.2%
Sprout Technology Fund(2)...................................     19,889              *
DLJ Venture Capital Fund II, L.P.(3)........................     54,921              *
Wellington Management Co., Ltd.(4)..........................    808,000            9.8%
Matador Capital Management(5)...............................    434,150            5.3%
Gary D. Kerber(6)(7)........................................    449,764            5.2%
Vince Pisano(6)(8)..........................................    256,507            3.0%
Gerald T. Kosentos(6)(9)....................................     33,733              *
Elaine Neely-Eacona(6)(10)..................................     17,375              *
Ellen L. Bernhardt(6)(11)...................................     30,167              *
Linwood W. Galeucia(6)......................................    101,266            1.3%
Craig A. Wood(6)(12)........................................      2,000              *
K. Terry Guthrie(6)(13).....................................      8,000              *
A. William Benham(6)(14)....................................     12,526              *
Robert J. Cresci(15)........................................     31,000              *
Carl S. Hutman(16)..........................................     31,340              *
Richard E. Kroon(18)........................................     31,000              *
William D. Ford(19).........................................      7,400              *
All executive officers and directors as a group (13
  persons)..................................................    994,118           11.4%

* Less than 1%.

 (1) The number of shares of common stock beneficially owned by each person or entity is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares for which the person or entity has sole or shared voting power or investment power and also any shares of common stock which the individual has the right to acquire within 60 days after June 30, 1999 through the exercise of any stock option or other right. The inclusion of any shares of common stock deemed beneficially owned is not an admission of beneficial ownership of those shares. Unless otherwise indicated, the person or entity named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned.
 (2) The number of shares outstanding includes shares outstanding as of June 30, 1999 (8,224,037) plus any shares subject to options held by the person named that are exercisable within 60 days after June 30, 1999.
 (3) The address of this person or entity is 277 Park Avenue, 21st Floor, New York, New York 10172.
 (4) The address of this person or entity is 75 State Street, Boston, Massachusetts 02109.
 (5) The address of this person or entity is 200 1st Avenue North, Suite 203, St. Petersburg, Florida 33701.
 (6) The address of this person is c/o Quest Education Corporation, 1400 Hembree Road, Suite 100, Roswell, Georgia 30076.
 (7) Includes 158,672 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.

 (8) Includes 111,676 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999. Also includes 17,799 shares held by Mr. Pisano for the benefit of his minor children and 160 shares held by a minor child residing with him. Mr. Pisano disclaims beneficial ownership of the shares held by or on behalf of his children.
 (9) Includes 33,733 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.
(10) Includes 14,250 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.
(11) Includes 30,167 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.
(12) Includes 2,000 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.
(13) Includes 7,000 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.
(14) Includes 11,484 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.
(15) Mr. Cresci, a director, is a managing partner of Pecks Management Partners, Ltd. Mr. Cresci's address is c/o Pecks Management Partners Ltd., 1 Rockefeller Plaza, New York, New York 10020. Includes 31,000 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.
(16) Mr. Hutman's address is c/o Fundamental Management Corp., 4000 Hollywood Blvd., Suite 610-N, Hollywood, FL 33021. Includes 31,000 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.
(17) Mr. Kroon, a director, is the general partner of the general partner of Sprout Capital V, Sprout Technology Fund, and DLJ Venture Capital Fund II, L.P. Excludes 994,815 shares of Common Stock owned by these entities. Mr. Kroon disclaims any beneficial ownership of those 994,815 shares. Includes 31,000 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.
(18) Mr. Ford's address is 312 Eighth Street SE, Washington, D.C. 23003. Includes 7,400 shares of Common Stock which may be purchased upon the exercise of options which are exercisable within 60 days of June 30, 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Our directors and executive officers must file reports with the Securities and Exchange Commission indicating the number of shares of our common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and written representations from the persons required to file them, we believe each of our directors and executive officers filed all the required reports during fiscal 1999.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

      An entire board of directors, consisting of five members, will be elected at the annual meeting. The directors elected will hold office until their successors are elected, which should occur at the next annual meeting.

      Vote Required. The five nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted. You get one vote for each of your shares of common stock.

      Nominations. At the annual meeting, we will nominate the persons named in this proxy statement as directors. Although we don't know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election. The proxies will then be voted for the substitute nominee designated by the current board of directors. All of nominees currently are directors of Quest.

GENERAL INFORMATION ABOUT THE NOMINEES.

      Our Board of Directors is set at five persons. Five persons have been nominated by the Board of Directors to fill such positions. All five are currently Directors of the company. The ages listed for the nominees are as of June 30, 1999.

Gary D. Kerber..............................  60   Mr. Kerber has been President, Chief
                                                   Executive Officer and a Director of the
                                                   company since March 1988. From 1971 to 1983,
                                                   he was employed by American Hospital Supply
                                                   Company in various sales and executive
                                                   positions. From 1983 to 1986, Mr. Kerber was
                                                   the chief executive officer for Kimberly
                                                   Services, Inc.
Robert J. Cresci............................  55   Mr. Cresci has been a Director of the
                                                   company since 1991. Since September 1990,
                                                   Mr. Cresci has been a Managing Director of
                                                   Pecks Management Partners Ltd., an
                                                   investment management firm. Mr. Cresci
                                                   currently serves on the boards of Bridgeport
                                                   Machines, Inc., EIS International, Inc.,
                                                   Sepracor, Inc., Arcadia Financial, Ltd.,
                                                   Aviva Petroleum Ltd., Film Roman, Inc.,
                                                   Castle Dental Centers, Inc., Candlewood
                                                   Hotel Co., Inc., SeraCare, Inc. and several
                                                   private companies.

Carl S. Hutman..............................  65   Mr. Hutman has been a Director of the
                                                   company since 1988. Since 1996, he has also
                                                   been managing director of Fundamental
                                                   Management Corporation, an investment
                                                   management firm. Since 1981, he has been
                                                   president of Anlyn Advisers, Inc., an
                                                   investment advisory company. From 1981 to
                                                   1991, he was a general partner of Investech,
                                                   L.P., a venture capital partnership which
                                                   purchased convertible preferred stock and
                                                   common stock of the company in 1988 and 1989
                                                   and distributed all of its holdings to its
                                                   general and limited partners in 1991. Mr.
                                                   Hutman is a member of the Board of Directors
                                                   of Canadian General Investments, Limited,
                                                   Canadian World Fund Limited and Third
                                                   Canadian General Investment Trust Limited,
                                                   all of which are investment funds. Mr.
                                                   Hutman is also a member of the Board of
                                                   Directors of Harris Trust/Bank of Montreal,
                                                   Florida.
Richard E. Kroon............................  57   Mr. Kroon has been a Director of the company
                                                   since 1994. Since 1981, Mr. Kroon has been
                                                   managing partner of the Sprout Group and
                                                   President and Chief Executive Officer of DLJ
                                                   Capital Corp. Mr. Kroon is a director of
                                                   several private companies and is
                                                   president-elect and director of National
                                                   Venture Capital Association.
William D. Ford.............................  71   Mr. Ford is an attorney admitted to practice
                                                   in the State of Michigan since 1951. From
                                                   1964 to 1994, he was a member of the U.S.
                                                   House of Representatives, representing the
                                                   13th District of Michigan. While a member of
                                                   the House of Representatives, Mr. Ford
                                                   served on the Education & Labor Committee
                                                   from 1964 to 1994, and served as Chairman of
                                                   that committee from 1991 until his
                                                   retirement in 1994. He actively participated
                                                   in the passage of the Head Start program,
                                                   the Elementary and Secondary Education Act,
                                                   and the Higher Education Act. He was a
                                                   sponsor of the Adult Education Act, the
                                                   Bilingual Education Act, and Education for
                                                   all Handicapped Children's Act, the National
                                                   and Community Service Trust Act, and the
                                                   Goals 2000: Educate America Act. Mr. Ford
                                                   also authored the Family and Medical Leave
                                                   Act and was instrumental in the passage of
                                                   numerous bills designed to ensure workers'
                                                   rights and safety, pension protection and
                                                   fair trade treatment for America's auto
                                                   industry and its workers.

      Approval of a majority of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting is required for election of nominees as directors. Broker non-votes with respect to this matter will not be deemed to have been cast either "for" or "against" the matter, although they will be counted in determining if a quorum is present.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
                        "FOR" ALL NOMINEES FOR DIRECTOR.

EXECUTIVE OFFICERS

      Information relating to each executive officer of the company who is not a director (the "Named Executive Officers") is set forth below.

Vince Pisano................................  45   Mr. Pisano has been Vice President of
                                                   Finance and Chief Financial Officer of the
                                                   company since March 1990. From 1978 to 1990,
                                                   he was employed by National Education
                                                   Corporation, a provider of postsecondary
                                                   education, as corporate controller and
                                                   subsequently as the vice president of
                                                   finance of its educational centers division.
Gerald T. Kosentos..........................  47   Mr. Kosentos has been Vice President of
                                                   Operations of the company since June 1997.
                                                   From April 1997 through June 1997 he was
                                                   Director of Operations -- Central Region of
                                                   the company. From January 1995 to June 1997
                                                   he was Director of ICM School of Business &
                                                   Medical Careers, a wholly owned subsidiary
                                                   of the company. Prior to January 1995, Mr.
                                                   Kosentos was employed for 21 years by
                                                   National Education Corporation, a provider
                                                   of postsecondary education, in various
                                                   positions including the directorship of
                                                   three school locations, Regional Director of
                                                   Operations and, for the last nine years of
                                                   his employment, as Vice President of
                                                   Operations.
Elaine Neely-Eacona.........................  46   Ms. Neely-Eacona was appointed Vice
                                                   President of Financial Aid of the company in
                                                   March 1998. From 1990 until March 1998, she
                                                   was Director of Financial Aid of the
                                                   company. From 1976 to 1990, she was employed
                                                   in various financial aid positions by
                                                   Education Management Corporation, a provider
                                                   of postsecondary education.
Ellen L. Bernhardt..........................  48   Ms. Bernhardt has been Director of
                                                   Operations -- Eastern Region of the company
                                                   since August 1993. From 1985 to 1993, she
                                                   was employed by National Education
                                                   Corporation, a provider of postsecondary
                                                   education, most recently as Southeast
                                                   Regional Director of Operations.

Linwood W. Galeucia.........................  54   Mr. Galeucia has been President of the New
                                                   England Region since March 13, 1998. From
                                                   1983 to March 1998, Mr. Galeucia was
                                                   President, Executive Vice President and
                                                   co-owner of Hesser, Inc., the parent company
                                                   of Hesser College. Since 1990, Mr. Galeucia
                                                   has been a member of the New Hampshire
                                                   Postsecondary Education Commission.
Craig A. Wood...............................  50   Mr. Wood was appointed Director of
                                                   Operations -- Western Region of the company
                                                   in March 1998. From December 1997 to March
                                                   1998, Mr. Wood served as a consultant to the
                                                   company. From July 1997 to December 1997,
                                                   Mr. Wood was Vice President, Operations of
                                                   Education America, Inc. From February 1995
                                                   to July 1997, Mr. Wood was Vice President,
                                                   Marketing of the Katherine Gibbs Schools,
                                                   Inc.
K. Terry Guthrie............................  56   Mr. Guthrie has been Director of
                                                   Accreditation of the company since July
                                                   1993. From 1971 to July 1993, he was
                                                   employed as president of Ohio Institute of
                                                   Photography and Technology, which he
                                                   co-founded. Ohio Institute of Photography
                                                   and Technology was acquired by the company
                                                   in July 1993.
A. William Benham, Jr.......................  37   Mr. Benham has been Controller of the
                                                   company since May 1995. From 1990 to May
                                                   1995, Mr. Benham was Assistant Controller of
                                                   the company.

      Meetings of the Board of Directors. During the year ended March 31, 1999, the board of directors held five meetings at which a majority of the directors were physically present and two meetings at which a majority of the directors participated by telephone. Each director attended at least 75% of the meetings of the Board and any committee on which he served.

      Committees of the Board. The board of directors has two principal committees. The following chart describes the function and membership of each committee and the number of times it met in 1999.

                          AUDIT COMMITTEE -- 1 MEETING

FUNCTION                                                      MEMBERS
--------                                                      -------
-   Review internal financial information                     Robert Cresci (Chairman)
-   Review audit program                                      Carl Hutman
-   Review the results of audits with the independent
  auditors
-   Oversee quarterly and yearly reporting
-   Responsible for policies, procedures and other matters
    relating to business integrity, ethics and conflicts of
    interests

                      COMPENSATION COMMITTEE -- 1 MEETING

FUNCTION                                                      MEMBERS
--------                                                      -------
-   Review and approve compensation and benefit programs      Richard E. Kroon (Chairman)
-   Approve compensation of senior executives                 Carl Hutman
-   Administer stock option plans                             William D. Ford

DIRECTORS' COMPENSATION

      All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Directors who are not employees and do not otherwise receive compensation from the company are entitled to an annual directors' fee of $6,000 and directors' fees of $1,000 for each board meeting attended and $500 for each committee meeting attended in addition to the reimbursement of reasonable expenses incurred in connection with their activities as directors. Directors who are also employees receive no compensation for serving on the board of directors. Mr. Kerber is the only director who is also an employee.

      Non-Employee Director Stock Option Plan. In addition to the compensation described above, directors are granted options to purchase 3,000 shares of common stock under the Non-Employee Director Stock Option Plan each year at the time of the annual meeting. On June 20, 1996, the date the Directors' Plan was adopted, each of the three existing non-employee directors were each granted, options to purchase 25,000 shares of Common Stock of the Company $10.00 per share. When a new member is elected to the Board of Directors, that person is granted an option to purchase 25,000 shares of Common Stock at the fair market value at date of grant, vesting in five equal annual installments beginning on the first anniversary of the date of grant. Each year immediately following the date of the annual meeting, there is automatically granted to each non-employee director who is then serving on the Board an option to purchase 3,000 shares of the Common Stock. These options vest immediately. The options to be granted under the Directors' Plan are nonqualified stock options (stock options which do not constitute "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code).

COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth the annual and long-term compensation paid by Quest for services performed on the company's behalf for the last three completed fiscal years (i.e., the fiscal years ended March 31, 1999, March 31, 1998 and March 31, 1997), with respect to those persons who were, as of March 31, 1999, the company's Chief Executive Officer and the next four highest paid executive officers who earned compensation greater than $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                   ------------------
                                             ANNUAL COMPENSATION(1)                    SECURITIES
                                   -------------------------------------------     UNDERLYING OPTIONS
                                   FISCAL                         OTHER ANNUAL         (NUMBER OF        ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR     SALARY     BONUS     COMPENSATION          SHARES)         COMPENSATION
---------------------------        ------   --------   --------   ------------     ------------------   ------------
Gary D. Kerber...................   1999    $215,634   $416,110     $    --              50,414            $2,400(2)
  Chairman, President and           1998     195,909    120,828          --              20,000             2,400(2)
  Chief Executive Officer           1997     188,660    148,000          --             134,260             2,400(2)
Vince Pisano.....................   1999     162,025    312,655          --              22,686                --
  Vice President of Finance and     1998     147,197     90,784          --              20,000                --
  Chief Financial Officer           1997     140,247    111,200      10,000(3)          100,740                --
Gerald T. Kosentos...............   1999     149,885    270,750          --                  --                --
  Vice President of Operations      1998     128,269     38,388          --              78,833                --
                                    1997      86,166     24,430          --               4,000                --
Ellen L. Bernhardt...............   1999     127,404     49,188          --                  --                --
  Director of Operations --         1998     116,967     44,800          --              15,000                --
  Eastern Region                    1997     110,914     22,500          --               7,500                --
Linwood Galeucia.................   1999     119,999     87,613          --                  --                --
  President, New England            1998       5,770         --          --                  --                --
  Region                            1997          --         --          --                  --                --

(1) Does not include the dollar value of perquisites and other personal benefits.
(2) Consists solely of premiums paid by the company for a life insurance policy for Mr. Kerber. Upon Mr. Kerber's death, the company will receive no proceeds from such policy.
(3) Consists of a discount on the outstanding amount of a loan from the company to Mr. Pisano in return for early repayment of the loan.

                       OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth all grants of options for our common stock to the executive officers during the fiscal year ended March 31, 1999. In addition, the table shows the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option terms.

               OPTION GRANTS FOR FISCAL YEAR ENDED MARCH 31, 1999

                                                        INDIVIDUAL GRANTS
                            --------------------------------------------------------------------------
                                                                                 POTENTIAL REALIZABLE
                                                                                         VALUE
                                                                                   AT ASSUMED ANNUAL
                                                                                         RATES
                                                                                    OF STOCK PRICE
                            NUMBER OF    % OF TOTAL                                  APPRECIATION
                            SECURITIES    OPTIONS     EXERCISE OR                 FOR OPTION TERM(2)
                            UNDERLYING   GRANTED TO   BASE PRICE    EXPIRATION   ---------------------
NAME                         OPTIONS     EMPLOYEES     ($/SHARE)     DATE(1)        5%          10%
----                        ----------   ----------   -----------   ----------   ---------   ---------
Gary D. Kerber............    50,414       57.9%         $5.81       10/14/99    $307,551    $322,196
Vince Pisano..............    22,686       26.0%          5.81       10/14/99     138,396     144,986
                              ------                                             --------    --------
          TOTAL...........    73,100                                             $445,947    $467,182
                              ======                                             ========    ========

(1) Expiration dates reflect the expiration date of the last vested installment of each grant. The company generally schedules an option grant to vest in five equal installments, each installment expiring on the fifth anniversary of the vesting date.
(2) The dollar amounts under these columns represent the potential tangible value, before income taxes, of each option assuming that the market price of the common stock appreciates in value from fair market value at the date of grant to the end of the option term at 5% and 10% annual rates and therefore are not intended to forecast possible future appreciation, if any, of the price of the common stock. All grants of options have been made with exercise prices equal to fair value at date of grant.

      The following table sets forth, as of March 31, 1999, the number of stock options and the value of unexercised stock options held by the executive officers and the exercises of stock options during the year ended March 31, 1999 by the executive officers.

        AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED MARCH 31, 1999
                           AND YEAR-END OPTION VALUES

                                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                     VALUE             UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                            NUMBER OF               REALIZED          OPTIONS AT MARCH 31, 1999       AT MARCH 31, 1999(1)
                              SHARES               OF SHARES         ---------------------------   ---------------------------
NAME                   ACQUIRED ON EXERCISE   ACQUIRED ON EXERCISE   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   --------------------   --------------------   -----------   -------------   -----------   -------------
Gary D. Kerber.......         13,889                $ 76,917           118,117        103,224       $406,283       $ 44,837
Vince Pisano.........          6,250                  34,613            81,233         81,776        248,396         35,863
Ellen L. Bernhardt...             --                      --            12,000         37,167        105,357        138,986
Gerald T. Kosentos...             --                      --            21,666         67,734         40,350        331,768
                              ------                --------           -------        -------       --------       --------
         TOTAL.......         20,139                $111,530           233,616        289,901       $800,386       $551,454
                              ======                ========           =======        =======       ========       ========

(1) The dollar value of the unexercised options has been calculated by determining the difference between the fair market value of the securities underlying the options and the exercise or base price of the option at exercise or fiscal year-end, respectively.

EMPLOYMENT AGREEMENTS

      On December 31, 1992, the company entered into an Employment Agreement with Gary D. Kerber as President and Chief Executive Officer. The Employment Agreement provides for a base salary of $160,000 per year as of March 21, 1992, which salary is reviewed on an annual basis by the Board of Directors of the company prior to the end of each fiscal year. The Employment Agreement also provides that Mr. Kerber will prepare, on an annual basis for each fiscal year, an appropriate incentive compensation plan for himself and other executive officers of the company, which plan may be implemented only with the consent of the Board of Directors of the company. In reviewing such plans, the Compensation Committee of the Board of Directors has considered the appropriateness of the goals presented in light of the company's past performance and prospects and the reasonableness of the projected compensation in light of the company's size and potential income levels. The term of the Employment Agreement continues until terminated by either Mr. Kerber or the company, with or without cause; provided, however, that if the company terminates the Employment Agreement without cause, the company will be obligated to pay Mr. Kerber termination pay equal to the greater of $160,000 or an amount based upon a specified fraction of Mr. Kerber's most recent annual fiscal year base compensation (net of incentive or bonus compensation), as determined under the Employment Agreement. Mr. Kerber's base salary for 1999 was $215,634.

                        REPORT OF COMPENSATION COMMITTEE

                  GENERAL PHILOSOPHY ON EXECUTIVE COMPENSATION

      Quest's executive compensation program is administered by the Compensation Committee, which is composed of three non-employee directors. The committee is responsible for establishing and administering the policies which govern both annual compensation and equity ownership programs. All decisions by the committee relating to the compensation of the company's executive officers are reviewed by the full board of directors. This report is submitted by the committee and addresses the company's policies for fiscal 1999 as they apply to Gary D. Kerber, the President and Chief Executive Officer of the company, and the other executive officers.

OVERVIEW AND PHILOSOPHY

      The goals of company's executive compensation program are to:

      - provide competitive compensation that will help attract, retain and reward highly qualified executives who contribute to the long-term success of the company.

      - align management's interests with the success of the company by placing a portion of the executive's compensation at risk in relation to the company's performance.

      - align management's interests with stockholders by including long-term equity incentives.

      The committee believes that the company's executive compensation program provides an overall level of compensation that is competitive within its industry and among companies of comparable size and complexity. To ensure that compensation is competitive, the company regularly compares its compensation practices with those of other similar companies and sets its compensation guidelines based on this review. The committee also seeks to achieve an appropriate balance of the compensation paid to a particular individual and the compensation paid to other executives both inside the company and at comparable companies and attempts to maintain an appropriate mix of salary and incentive compensation. While compensation data are useful guides for comparative purposes, the company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance.

EXECUTIVE COMPENSATION PROGRAM

      The company's executive compensation program consists of base salary, periodic incentive compensation and long-term equity incentives in the form of stock options. Executive officers also are eligible to participate in certain benefit programs which are generally available to all employees of the company, such as medical insurance programs, life insurance programs and 401(k) plans.

BASE SALARY

      At the beginning of each fiscal year, the Committee establishes an annual salary plan for the company's senior executive officers based on recommendations made by the company's Chief Executive Officer. The Committee attempts to set base salary compensation within its perceived range of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses and of comparable size and success. The Committee has reviewed compensation for comparable positions by reviewing published compensation data as part of its efforts to set the annual cash compensation for company executives. The Committee has attempted to base salary determinations both upon the company's financial performance and upon the individual's performance as measured by certain subjective non-financial objectives. These non-financial objectives include the individual's contribution to the company as a whole, including his or her ability to motivate others, develop the skills necessary to grow as the company matures, recognize and pursue new business opportunities and initiate programs to enhance the company's growth and success.

ANNUAL AND LONG-TERM INCENTIVE COMPENSATION

      The company has no formal bonus program for its key employees, although the Committee may consider adopting such a program in the future. Bonus payments may be made to key employees based on the achievement of agreed upon performance objectives or as a part of the recruitment process.

      The company's stock option plan is designed to promote the identity of long-term interests between the company's employees and its shareholders and to assist in the retention of executives. The size of option grants is generally intended by the Committee to reflect the executive's position with the company and his or her contributions to the company. Stock options generally vest over a period not to exceed five years from the date of the grant in order to encourage key employees to continue in the employ of the company. Stock options are granted at an option price equal to the fair market value of the company's Common Stock on the date of grant; however, the company reserves the right to grant stock options having exercise prices less than the fair market value of the Common Stock on the date of grant, to modify the terms of existing options and to reprice the options as an incentive for employees to remain with the company.

BENEFITS

      The company's executive officers are entitled to receive life and medical insurance benefits on the same basis as other full-time employees of the company. They are also eligible to participate in the company's 401(k) plan.

      The amount of perquisites, as determined in accordance with the rules of the Securities Exchange Commission relating to executive compensation, did not exceed $50,000 or 10% of salary and bonus for fiscal 1999 for any of the executive officers.

                    COMPENSATION OF CHIEF EXECUTIVE OFFICER

      In fiscal 1999, Mr. Kerber, the company's President and Chief Executive Officer, received a salary of $215,634, which represented his base salary for 1999 and a bonus of $416,110. In addition, he received an incentive grant of options to purchase 50,414 shares of the company's common stock at an exercise price of $5.81. The amount of Mr. Kerber's base salary is set annually by the Board of Directors. See "Employment Agreement" for a description of the employment agreement between Mr. Kerber and the company.

              COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

      Section 162(m) of the Internal Revenue Code disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer or to any of the four other most highly compensated executives officers. The deductibility of executive compensation in excess of the limit set in Section 162(m) of the Internal Revenue Code 1986, as amended, was not a factor in the Committee's determination of 1999 compensation levels. The Committee will continue to review the company's executive compensation plans to determine what changes, if any, may be advisable in connection with Section 162(m).

                                         COMPENSATION COMMITTEE

                                            Richard E. Kroon
                                            Robert J. Cresci
                                            William D. Ford

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee are Richard E. Kroon, Robert J. Cresci and William D. Ford. No member of the Compensation Committee was at any time during fiscal 1999, or prior, an officer or employee of the company or any subsidiary of the company.

      In July 1991, the company entered into a Securities Purchase Agreement, dated July 21, 1991, as amended, among the company and the Pecks Managed Entities, pursuant to which the Delaware Plan, the ICI Trust and the Zeneca Trust loaned $2,900,000, $603,000 and $497,000, respectively, to the company on a senior subordinated basis in exchange for 13% Senior Subordinated Notes originally due July 23, 1996 issued by the company in the aggregate principal face amount of $4,000,000 and warrants to purchase an aggregate of 1,333,333 shares of Common Stock at a purchase price equal to the lesser of (i) $3.00 per share or (ii) 70% of the cash purchase price per share of Common Stock in an initial public offering without regard to deductions for underwriting discounts and commissions. In May 1996, the terms of the Warrants were amended to provide for a cashless exercise based on the initial public offering price in the event of a public offering of the company's Common Stock. In return, the holders agreed to exercise the Warrants simultaneously with the commencement of the initial public offering and to terminate certain "put" provisions originally contained in the Warrants. The modifications were approved by all of the members of the company's Board of Directors, with Mr. Cresci abstaining. At completion of the IPO, the Pecks Managed Entities beneficially owned more than five percent of the issued and outstanding Common Stock of the company. In addition, Robert
J. Cresci, who is a director of the company, is a managing director of Pecks, which serves as investment advisor for each of the Pecks Managed Entities. In fiscal 1996, Mr. Cresci served as a member of the Compensation Committee of the Board of Directors of the company. In connection with the IPO, the Pecks Managed Entities exercised, on a cashless basis, the Warrants to purchase 1,333,333 shares of Common Stock at $3.00 per share, which resulted in the issuance of 933,333 shares of Common Stock in respect of such Warrants. In fiscal years 1997, 1996 and 1995, the company incurred interest expense on the Notes to the Delaware Plan in the amounts of $149,834, $364,941 and $253,610, respectively, to the ICI Trust in the amounts of $31,155, $75,883 and $52,733 respectively, and to the Zeneca Trust in the amounts of $25,678, $62,543 and $43,464, respectively. Upon consummation of the IPO, the company utilized $2,700,000 of the proceeds of this Offering to repay the entire outstanding amount of principal and accrued interest on the Notes.

      In connection with the transactions contemplated by the Securities Purchase Agreement, the company, the Pecks Managed Entities, the Sprout Group, LTOS and Gary D. Kerber entered into a Coinvestors Agreement, dated July 23, 1991, pursuant to which the parties thereto agreed to vote their respective shares of Common Stock of the company for the election to the Board of Directors of the company of one person designated by the Pecks Managed Entities, so long as the Pecks Managed Entities collectively held or beneficially owned (i) $750,000 aggregate principal amount of Notes or (ii) 250,000 shares of Common Stock issued or issuable upon exercise of the Warrants.

      In addition, pursuant to a Registration Rights Agreement, dated as of July 23, 1991, as amended, the Pecks Managed Entities were granted certain demand registration rights with respect to shares of Common Stock issued or issuable to them upon exercise of the Warrants. Pursuant thereto, upon request of Pecks Managed Entities holding at least 50% (by voting power) of the Warrants (assuming conversion of the Warrants into shares of Common Stock), the company shall use its best efforts to effect the registration under the Securities Act of Common Stock at such holders' request. The company is only required to undertake two such registrations. In the event of a registration initiated by the company or by any other stockholder of the company holding registration rights, the company has granted certain "piggy-back" registration rights to the Pecks Managed Entities and must notify the Pecks Managed Entities of such registration and permit the inclusion of any of the Pecks Managed Entities' Common Stock in any such registration if so requested. The number of shares of Common Stock held by the Pecks Managed Entities that must be included in a registration will be determined by the managing underwriter selected by the company, and Pecks Managed Entities' participation will be subject to a priority cut-back as provided for in the Registration Rights Agreement. The company has agreed to pay all expenses in connection with such registrations. See "Certain Transactions."

                              CERTAIN TRANSACTIONS

      For information regarding transactions among the company, the Pecks Managed Entities and Robert J. Cresci, who is a director of the company, see "Compensation Committee Interlocks and Insider Participation."

      In July 1993, the company acquired the Ohio Institute of Photography and Technology, which was previously partially-owned by K. Terry Guthrie, who is an executive officer of the company. The purchase price for the school was $1,236,000, including amounts paid for covenants not to compete and real estate. Mr. Guthrie received cash of $132,127. In addition, Mr. Guthrie and the company entered into a three-year consulting agreement pursuant to which Mr. Guthrie received a consulting fee of $23,807 per year through July 1996. Mr. Guthrie also entered into a noncompetition agreement pursuant to which Mr. Guthrie receives $35,000 per year for a five-year term through July 1998. Pursuant to the consulting agreement and the noncompetition agreement, the company paid Mr. Guthrie $35,000, $46,903 and $58,806 in fiscal years 1998, 1997 and 1996, respectively.

      In September 1991, the company made a loan to Vince Pisano and Mr. Pisano's wife, Gail Pisano, in the amount of $75,000 pursuant to an Employee Loan Agreement, as amended. The loan did not bear interest and was to be repaid upon the earlier of December 31, 1996 or certain other events. The loan was secured by certain real property owned by Mr. Pisano. If the loan was paid at or prior to its stated maturity, $10,000 of the loan would be cancelled. Mr. Pisano is a Vice President and Chief Financial Officer of the company. The company and Mr. Pisano entered into an agreement which permitted Mr. Pisano to repay the loan on its maturity date with Common Stock of the company owned by Mr. Pisano which stock was valued at its fair market value on the date of repayment. Pursuant to this agreement, during fiscal 1997, Mr. Pisano repaid his loan from the company in full by transfer of 5,652 shares of Common Stock to the company.

      In connection with the company's acquisition of its three schools in Virginia, its school in North Hollywood, California, its three schools in El Paso and San Antonio, Texas and its school in Hagerstown, Maryland, the company pledged the stock of its acquiring subsidiaries to secure related indebtedness. As of March 31, 1999, the principal amount outstanding of such indebtedness was $750,000.

      In connection with the acquisitions of two CHI Institute Schools and four Hesser College Schools, the company also pledged the stock of the acquiring subsidiaries to secure indebtedness. As of the date of March 31, 1999, the principal amount of such indebtedness was $4,400,000 and $-0- for CHI Institute and Hesser College, respectively.

      On March 31, 1997, the company acquired the Nebraska Schools by merging a privately held corporation, which previously operated the schools, into a wholly-owned subsidiary of the company in exchange for 761,263 shares of the company's common stock. The company has filed a registration statement (SEC File No. 333-33025) pursuant to the Securities Act of 1933 (the "Securities Act") with respect to the merger shares which was declared effective by the Commission on February 27, 1998, and as of the date of this Form 10-K believes that approximately 14,416 of the merger shares, including 4,762 shares held in escrow, remain unsold. Provided this registration statement continues to be effective, such registration statement will enable the holders of the merger shares to sell their shares in the public market.

      On February 14, 1998, the company acquired the CHI Institute Schools. As part of the purchase price, 151,900 shares of the company's Common Stock were issued to the two major shareholders. The company filed a registration statement on Form S-3 (SEC File No. 333-47775) on March 11, 1998 with respect to such shares. This registration statement was declared effective by the SEC on April 3, 1998, and provided it continues to be effective, it will enable the holders of such shares to sell their shares in the public market.

      On March 13, 1998, the company acquired the four Hesser Schools and the real estate in Manchester, New Hampshire, which is the main campus. As part of the purchase price, 202,532 shares of the company's Common Stock were issued to the two shareholders of Hesser. The company filed a registration statement on Form S-3 (SEC File No. 333-52451) on May 12, 1998 with respect to such shares. This registration statement was declared effective by the Commission on May 19, 1998, and provided it continues to be effective, it will enable the holders of the such shares to sell their shares in the public market.

      With respect to each transaction between the company and an affiliate of the company, a majority of the disinterested members of the Board of Directors determined that such transactions were on terms at least as fair as if they had been consummated with unrelated third parties. The Board of Directors has adopted a policy that prior to entering into any transaction with a related party, a similar determination must be made with respect to such transaction by a majority of the company's disinterested directors.

                            STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return of the company's Common Stock from October 28, 1996 (the date that trading in the Common Stock commenced on the Nasdaq National Market ("Nasdaq") to March 31, 1999 with (a) the Nasdaq Stock Market Index and (b) an index comprised of the common stock of seven other education companies (the "Self Determined Peer Group"). The comparison assumes that $100 was invested on October 28, 1996 in the company's Common Stock and in each of the comparison indices, and assumes reinvestment of dividends. The company has historically reinvested earnings in the growth of its business and has not paid cash dividends on its Common Stock.

    COMPARISON OF CUMULATIVE TOTAL RETURN AMONG QUEST EDUCATION CORPORATION,
          THE NASDAQ STOCK MARKET INDEX AND A PEER GROUP OF COMPANIES.
                       OCTOBER 29, 1996 - MARCH 31, 1999

[CHART]

TABLE 1 -- CUMULATIVE VALUE OF $100 INVESTMENT

                                                              10/29/96   3/31/97   3/31/98   3/31/99
                                                              --------   -------   -------   -------
Nasdaq Stock Market                                           $100.00    $101.96   $154.61   $208.02
Self-Determined Peer Group                                    $100.00    $ 95.88   $146.35   $200.25
Quest Education Corporation                                   $100.00    $112.20   $116.25   $ 91.25

TABLE II -- NON-CUMULATIVE ANNUAL RETURN

                                                             10/29/96   3/31/97    3/31/98    6/30/97
                                                             --------   -------    -------    -------
Nasdaq Stock Market                                             NA        1.96%     51.63%     34.55%
Self-Determined Peer Group                                      NA       (4.12)%    52.64%     36.83%
Quest Education Corporation                                     NA       12.20%      3.61%    (21.51)%

Self Determined Peer Group consists of Computer Learning Centers, DeVry Inc., Education Management Corp., ITT Educational Services, Strayer Education Inc., Whitman Education Group Inc. and Edutrek International Inc.

                                  PROPOSAL TWO

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

      The board of directors has appointed the firm of Ernst & Young LLP to continue as independent auditors for the company for the fiscal year ending March 31, 2000. Ernst & Young LLP has been acting as independent auditors of the company for more than five fiscal years. Unless otherwise indicated, properly executed proxies will be voted for the ratification of the appointment of Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the company for the fiscal year ending March 31, 2000.

      Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from shareholders.

      Approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal. Broker non-votes with respect to this matter will not be deemed to have been cast either "for" or "against" the matter, although they will be counted in determining if a quorum is present. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

                  THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
                  "FOR" THE RATIFICATION OF THE APPOINTMENT OF
                   ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
           FOR THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2000.

                             SHAREHOLDER PROPOSALS

      Shareholders who intend to submit proposals to the company's shareholders at the 2000 Annual Meeting of Shareholders must submit such proposals to the company no later than June 1, 2000, in order to be considered for inclusion in the Proxy Statement and Proxy to be distributed by the Board of Directors in connection with that meeting. Shareholder proposals should be submitted to Vince Pisano, Vice President, Quest Education Corporation, 1400 Hembree Road, Suite 100, Roswell, GA 30076.

                             ADDITIONAL INFORMATION

      The Board of Directors is not aware of any matters to be presented at the meeting other than the matters described herein and does not intend to bring any other matters before the meeting. However, if any other matters should come before the meeting, or any adjournment thereof, the persons soliciting the proxies will have discretionary authority to vote all proxies in accordance with their best judgment.

      If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the meeting, at your request, the company will cancel any proxy executed by you.

                               FINANCIAL MATTERS

      Detailed financial information of the company for the fiscal year ended March 31, 1999 is included in the company's Annual Report to Shareholders, a copy of which is enclosed herewith.

                             REPORT TO SHAREHOLDERS

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1999, AND ANY AMENDMENTS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE COMPANY AT 1400 HEMBREE ROAD, SUITE 100, ROSWELL, GA 30076, ATTENTION: INVESTOR RELATIONS.

                            EXPENSES OF SOLICITATION

      The company will bear the cost of soliciting proxies from its shareholders and will enlist the help of banks and brokerage houses in soliciting proxies from their customers. The company will reimburse these institutions for out-of-pocket expenses incurred thereby. In addition to being solicited through the mails, proxies may also be solicited personally or by telephone by the directors, officers and employees of the company.

      Kindly date, sign and return the enclosed proxy card.

                                         By Order of the Board of Directors

                                         GARY D. KERBER
                                         President and Chief Executive Officer

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

                          QUEST EDUCATION CORPORATION

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 28, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, hereby appoint(s) Gary D. Kerber and Vince Pisano, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of QUEST EDUCATION CORPORATION (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn, Great Oaks Ballroom, 1075 Holcomb Bridge Road, Roswell, Georgia 30076 at 1:00 p.m., local time, of Tuesday, September 28, 1999, and at any adjournment thereof (the "Meeting").

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

1. To elect the following five (5) directors (except as marked below) for the ensuing year.

NOMINEES: GARY D. KERBER, WILLIAM D. FORD, ROBERT J. CRESCI,
          CARL S. HUTMAN, RICHARD E. KROON

   [ ] FOR all nominees                      [ ] WITHHOLD authority to vote for all nominees
       (except as marked below)

For all nominees except the following nominee(s):

-------------------------------------------------

2. To ratify the selection by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2000.

         [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN

                 (CONTINUED AND TO BE SIGNED, ON REVERSE SIDE)

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------



This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the meeting, or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

         PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                         POSTAGE-PAID RETURN ENVELOPE.



                                        Signature
                                                  ------------------------------

                                        Signature if held jointly
                                                                  --------------
                                        Please sign exactly as name appears
                                        hereon. If the stock is registered in
                                        the names of two or more persons, each
                                        should sign. Executors, administrators,
                                        trustees, guardians, attorneys and
                                        corporate officers should add their
                                        titles.

                                        Dated:                        , 1999
                                              ------------------------